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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 20, 2001


                               CIDCO INCORPORATED
             (Exact name of registrant as specified in its charter)

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
            Delaware                         0-23296                        13-3500734
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(State or other jurisdiction of      (Commission File Number)      (IRS Employer Identification
          incorporation)                                                        No.)
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                               220 COCHRANE CIRCLE
                          MORGAN HILL, CALIFORNIA 95037
               (Address of principal executive offices) (Zip Code)

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        Registrant's telephone number, including area code (408) 779-1162

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          (Former name or former address, if changed since last report)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The Registrant previously filed proforma financial statements with its Definitive Proxy Statement filed on November 9, 2000, which are incorporated herein by this reference.

         Securities and Exchange Commission file number 000-23296.

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Exhibit No.          Description
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
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CIDCO INCORPORATED


Date: February 20, 2001                        By:  /s/ Richard D. Kent
                                                    ----------------------------
                                                      Richard D. Kent
                                                      Chief Financial Officer